                                  ACSYS, INC.

                               2,750,000 SHARES

                                      OF

                                 COMMON STOCK

                            UNDERWRITING AGREEMENT

                                                              _________ __, 1998

J.C. BRADFORD & CO.
JANNEY MONTGOMERY SCOTT INC.
As Representatives of the Several Underwriters
c/o J.C. Bradford & Co.
J.C. Bradford Financial Center
330 Commerce Street
Nashville, Tennessee 37201

Ladies and Gentlemen:

        ACSYS, Inc., a Georgia corporation (the "Company"), and certain shareholders of the Company identified on Schedule I hereto (the "Selling Shareholders") propose to sell to the several underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as the representatives (the "Representatives"), 2,430,000 and 320,000 shares, respectively (the "Firm Shares"), of common stock, no par value (the "Common Stock"), of the Company. The Company proposes to grant to the Underwriters an option to purchase up to 412,500 additional shares of Common Stock (the "Option Shares"), as provided for in Section 3 of this Agreement for the purpose of covering over-allotments. The Underwriters, severally and not jointly, are willing to purchase the Firm Shares set forth opposite their respective names on Schedule II hereto and their pro rata share of the Option Shares in the event the Representatives elect to exercise the over-allotment option in whole or in part. The Firm Shares and the Option Shares purchasable pursuant to this Agreement are collectively referred to herein as the "Shares."

                1. Representations and Warranties of the Company. The Company
                   ---------------------------------------------
represents and warrants to, and agrees with, each of the Underwriters that:

                (a) The Company has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement on Form S-1 (Registration No. 333-38465), including the related preliminary prospectus relating to the Shares, and has filed one or more amendments thereto. Copies of such registration statement and any amendments, including any post-effective amendments, and all forms of the related prospectuses contained therein and any supplements thereto, have been delivered to you. Such registration statement, including the prospectus,
        Part II, all financial schedules and exhibits thereto, and all information deemed to be a part of such Registration Statement pursuant to Rule 430A under the Securities Act, as amended at the time when it shall become effective, is herein referred to as the "Registration Statement," and the prospectus included as part of the Registration

        Statement on file with the Commission that discloses all the information that was omitted from the prospectus on the effective date pursuant to Rule 430A of the Rules and Regulations (as defined below) and in the form filed pursuant to Rule 424(b) under the Securities Act is herein referred to as the "Final Prospectus." The prospectus included as part of the Registration Statement on the date when the Registration Statement became effective is referred to herein as the "Effective Prospectus." Any prospectus included in the Registration Statement and in any amendment thereto prior to the effective date of the Registration Statement that is distributed to potential investors is referred to herein as a "Preliminary Prospectus." For purposes of this Agreement, "Rules and Regulations" mean the rules and regulations promulgated by the Commission under either the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

                (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus, at the time of filing thereof, complied with the requirements of the Securities Act and the Rules and Regulations, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and in the first and third paragraphs under the caption "Underwriting" in the Preliminary, Effective and Final Prospectus). When the Registration Statement becomes effective and at all times subsequent thereto up to and including the First Closing Date (as hereinafter defined), (i) the Registration Statement, the Effective Prospectus and Final Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein in accordance with the Securities Act, the Exchange Act and the Rules and Regulations and will comply with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations, and (ii) neither the Registration Statement, the Effective Prospectus nor the Final Prospectus nor any amendment or supplement thereto will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and in the first and third paragraphs under the caption "Underwriting" in the Final Prospectus).

                (c) Each of the Company and each subsidiary of the Company (as used herein, the term "subsidiary" includes any corporation, joint venture, or partnership in which the Company or any subsidiary of the Company has an ownership interest) is duly incorporated and validly existing and in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own, lease and operate its properties and conduct its business as now conducted and is duly qualified or authorized to do business and is in good standing in all jurisdictions wherein the nature of its business or the character of

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

        property owned or leased may require it to be qualified or authorized to do business. Each of the Company and its subsidiaries holds all licenses, consents and approvals, and has satisfied all eligibility and other similar requirements imposed by federal and state regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, in each case as required for the conduct of the business in which it is engaged and is contemplated to be engaged in the Effective Prospectus and the Final Prospectus, except where the failure to do so would not have a material adverse effect on the Company and its subsidiaries taken as a whole. Each of the Company's subsidiaries is set forth on Exhibit 21.1 to the Registration Statement.

                (d) As of the date hereof, and except as disclosed in the Effective Prospectus and Final Prospectus the Company owns all of the outstanding shares of capital stock of the Company's subsidiaries set forth on Exhibit 21.1 to the Registration Statement, directly or indirectly through another subsidiary, free and clear of all liens, claims, encumbrances, security interests, restrictions, shareholder agreements, voting trusts or other claims of third parties. The Company has no other subsidiaries and is not a partner or joint venturer in any partnership or joint venture. All of the outstanding shares of capital stock of the Company's subsidiaries set forth on Exhibit 21.1 to the Registration Statement have been duly authorized and validly issued and are fully paid and nonassessable. There are no preemptive rights or other rights to subscribe for or purchase, or any restriction upon the transfer of any shares of capital stock of the Company's subsidiaries pursuant to any subsidiary's articles of incorporation or charter, bylaws, or other governing documents or any agreement or other instruments to which such subsidiary is a party.

                (e) The capitalization of the Company as of September 30, 1997 is as set forth under the caption "Capitalization" in the Effective Prospectus and the Final Prospectus, and the Company's capital stock conforms to the description thereof contained under the caption "Description of Capital Stock" in the Effective Prospectus and the Final Prospectus. All the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable. None of the issued shares of capital stock of the Company have been issued in violation of any preemptive or similar rights. The Shares have been duly and validly authorized and, upon issuance and delivery and payment therefor in the manner herein described, will be validly issued, fully paid and nonassessable. There are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the transfer of, any shares of Common Stock pursuant to the Company's articles of incorporation, bylaws or other governing documents or any agreement or other instrument to which the Company is a party or by which it may be bound except as described in the Effective Prospectus and the Final Prospectus. Neither the filing of the Registration Statement nor the offer or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock or any other securities of the Company. The Underwriters will receive good and marketable title to the Shares to be issued and delivered hereunder, free and clear of all liens, encumbrances, claims, security interests, restrictions, shareholders' agreements and voting trusts whatsoever.

                (f) All offers and sales by the Company of the Company's securities prior to the date hereof were at all relevant times exempt

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        from the registration requirements of the Securities Act and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

                (g) The Company has full legal right, power and authority to enter into this Agreement and to sell and deliver the Shares to be sold by it to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors' rights. No consent, approval, authorization or order of any court or governmental agency or body or third party is required for the performance of this Agreement or the consummation by the Company of the transactions contemplated hereby, except such as have been obtained and such as may be required by the National Association of Securities Dealers, Inc. ("NASD") or under the Securities Act, or state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters. The issue and sale of the Shares by the Company, the Company's performance of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach or violation of, or conflict with, any of the terms and provisions of, or constitute a default by the Company under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which any of their properties is subject, the articles of incorporation or bylaws of the Company or any statute or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Company or any of its subsidiaries or any of their properties. Neither the Company nor any of its subsidiaries is in violation of its articles of incorporation or charter or bylaws or any law, administrative rule or regulation or arbitrator's or administrative or court decree, judgment or order or in violation or default (there being no existing state of facts which with notice or lapse of time or both would constitute a default) in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, deed of trust, mortgage, loan agreement, note, lease, agreement or other instrument or permit to which it is a party or by which it or any of its properties is or may be bound.

                (h) The consolidated financial statements and the related notes of the Company included in the Registration Statement, the Effective Prospectus and the Final Prospectus present fairly, in all material respects, the consolidated financial position, results of operations and changes in financial position and cash flow of the Company at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The other financial statements and schedules included in or as schedules to the Registration Statement conform to the requirements of the Securities Act and the Rules and Regulations and present fairly the information presented therein for the periods shown. The financial and statistical data set forth in the Effective Prospectus and the Final Prospectus under the captions "Prospectus Summary," "Use of Proceeds," "Dilution," "Capitalization," "Selected Consolidated Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business" and "Principal and Selling Shareholders" fairly presents the information set forth therein on the basis stated in the Effective Prospectus and the Final Prospectus.

                (i) Subsequent to September 30, 1997, neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is not disclosed in the Effective Prospectus and the Final Prospectus; and subsequent to the respective dates as of which information is given in the Registration Statement, the Effective Prospectus and the Final Prospectus, (i) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any transactions not in the ordinary course of business, and (ii) there has not been any change in the capital stock, partnership interests, joint venture interests, long-term debt, obligations under capital leases or short-term borrowings of the Company or any of its subsidiaries, or any issuance of options, warrants or rights to purchase the capital stock of the Company or any of its subsidiaries, or any adverse change, or any development involving a prospective adverse change, in the general affairs, management, business, prospects, financial position, net worth or results of operations of the Company or any of its subsidiaries, except in each case as described in the Effective Prospectus and the Final
        Prospectus.

                (j) Except as described in the Effective Prospectus and the Final Prospectus, there is not pending, or to the knowledge of the Company threatened, any action, suit, proceeding, inquiry or investigation, to which the Company or any of its subsidiaries or any of their respective officers or directors is a party, or to which the property of the Company or any of its subsidiaries is subject, before or brought by any court or governmental agency or body, wherein an unfavorable decision, ruling or finding could prevent or materially hinder the consummation of this Agreement or could result in a material adverse effect on the business condition (financial or otherwise), prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole.

                (k) There are no contracts or other documents required by the Securities Act or by the Rules and Regulations to be described in the Registration Statement, the Effective Prospectus or the Final Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

                (l) Except as described in the Effective Prospectus and the Final Prospectus, each of the Company and each of its subsidiaries has good and marketable title to all real and material personal property owned by it, free and clear of all liens, charges, encumbrances or defects except those reflected in the financial statements hereinabove described. The real and personal property and buildings referred to in the Effective Prospectus and the Final Prospectus which are leased from others by the Company or its subsidiaries are held under valid, subsisting and enforceable leases, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditors' rights. Each of the Company and each of its subsidiaries owns or leases all such properties as are necessary to their operations as now conducted.

                                       5
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                (m) The Company's and its subsidiaries' systems of internal accounting controls taken as a whole are sufficient to meet the broad objectives of internal accounting control insofar as those objective pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to their financial statements; and, except as disclosed in the Effective Prospectus and the Final Prospectus, none of the Company, its subsidiaries or any employee or agent of the Company or its subsidiaries has made any payment of funds of their respective company or received or retained any funds in violation of any law, rule or regulation.

                (n) Each of the Company and each of its subsidiaries has filed all federal, state and local income, excise and franchise tax returns required to be filed through the date hereof and has paid all taxes shown as due therefrom to the extent such taxes have become due and are not being contested in good faith; and there is no tax deficiency that has been, nor does the Company or any of its subsidiaries have knowledge of any tax deficiency which is likely to be asserted against the Company or any of its subsidiaries, which if determined adversely could materially and adversely affect the earnings, assets, affairs, business prospects or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole. The Company has made all filings necessary to be treated as an S Corporation as defined in Section 1361(a) of the Internal Revenue Code of 1986, as amended, from the Company's inception through the date hereof.

                (o) Each of the Company and each of its subsidiaries operates its businesses in conformity in all material respects with all applicable statutes, common laws, ordinances, decrees, orders, rules and regulations of governmental bodies. Each of the Company and each of its subsidiaries has all material licenses, approvals or consents to operate their businesses in all locations in which such businesses are currently being operated, and neither the Company nor any of its subsidiaries is aware of any existing or imminent matter that may materially adversely impact its operations or business prospects other than as specifically disclosed in the Effective Prospectus and the Final Prospectus.

                (p) Each of the Company and each of its subsidiaries has filed with the applicable regulatory authorities all statements, reports, information or forms required by all applicable laws, regulations or orders, including all franchising laws, except where such failure to file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all such filings or submissions were in substantial compliance with applicable laws when filed and no deficiencies have been asserted by any regulatory commission, agency or authority with respect to such filings or submissions. Each of the Company and each of its subsidiaries has maintained in full force and effect all material licenses, registrations or permits necessary or proper for the conduct of their respective businesses, and neither the Company nor any of its subsidiaries has received any notification that any revocation or limitation thereof is threatened or pending, and, except as disclosed in the Effective Prospectus and the Final Prospectus, there is not to the knowledge of the Company pending any change under any law, regulation, license or permit which could materially adversely affect the business, operations, property or business prospects of the Company or any of its subsidiaries. Neither the Company nor any of its subsidiaries has received any notice of violation of or been threatened with a charge of violating, and is not under investigation with respect to a possible violation of, any provision of any law, regulation or order which would have a material adverse effect on the Company and its subsidiaries taken as a whole.

                                       6
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                (q) No labor dispute exists or to the knowledge of the Company is imminent with the Company's or any of its subsidiaries' employees which could be expected to materially adversely affect the condition (financial or otherwise), results of operations, properties, affairs, management, business affairs or business prospects of the Company and its subsidiaries, taken as a whole. Neither the Company nor any of its subsidiaries is aware of any existing or imminent labor disturbance by any of their employees which could be expected to materially adversely affect the condition (financial or otherwise), results of operations, properties, affairs, management, business affairs or business prospects of the Company and its subsidiaries, taken as a whole.

                (r) Except as disclosed in the Effective Prospectus and the Final Prospectus, the Company owns or has licensed the patents, licenses, copyrights, trademarks, service marks and trade names presently employed by it in connection with the businesses now operated by it, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, alone or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole.

                (s) Neither the Company nor any of its subsidiaries, nor any of the directors, officers, employees or agents of the Company or its subsidiaries, have taken and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might be expected to constitute, stabilization or manipulation of the price of the Common Stock.

                (t) Each of the Company and its subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which it is engaged; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and which such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at comparable cost.

                (u) The Company is not, will not become as a result of the transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it to become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

                (v) The Shares have been approved for designation on The NASD Automated Quotation National Market System upon notice of issuance.

                (w) Any certificates signed by any officer of the Company and delivered to the Representatives or to counsel for the Representatives shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

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                2. Representations and Warranties of the Selling Shareholders.
                   ----------------------------------------------------------
Each of the Selling Shareholders, severally and not jointly, represents and warrants to, and agrees with each of the Underwriters that:

                (a) Such Selling Shareholder at the First Closing Date (as such closing date is defined herein), will have valid and marketable title to the Shares set forth in Schedule I to be sold by such Selling Shareholder, free and clear of any liens, encumbrances, equities and claims (other than as imposed by the Securities Act or this Agreement), and full right, power and authority to effect the sale and delivery of such Shares; and upon the delivery of and payment for the Shares to be sold by such Selling Shareholder pursuant to this Agreement, valid and marketable title thereto, free and clear of any liens, encumbrances, equities and claims, will be transferred to the Underwriters.

                (b) Such Selling Shareholder has duly executed and delivered the Custody Agreement and the Power of Attorney in the forms previously delivered to the Representatives, appointing Messrs. Timothy Mann, Jr., David C. Cooper and Edward Baumstein, and any one of them, as each Selling Shareholder's attorney in fact (collectively, the "Attorney-in-Fact") and the Company as custodian (the "Custodian"). The Attorney-in-Fact is authorized to execute, deliver and perform this Agreement on behalf of such Selling Shareholder, to deliver the Shares to be sold by such Selling Shareholder hereunder, to accept payment therefor and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement. Certificates, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, representing the Shares to be sold by such Selling Shareholder hereunder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. Such Selling Shareholder agrees that the shares of Common Stock represented by the certificates on deposit with the Custodian are subject to the interest of the Underwriters hereunder, that the arrangements made for such custody and the appointment of the Attorney-in-Fact are to that extent irrevocable, and that the obligations of such Selling Shareholder hereunder shall not be terminated except as provided in this Agreement and the Custody Agreement. If such Selling Shareholder should die or become incapacitated or if any other event should occur, before the delivery of the Shares of such Selling Shareholder hereunder which renders such Selling Shareholder incapable of acting on his own behalf, the certificates for such Shares deposited with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless whether the Custodian or the Attorney-in-Fact shall have received notice thereof.

                (c) Such Selling Shareholder, acting through his duly authorized Attorney-in-Fact, has duly executed and delivered this Agreement, the Custody Agreement, the Power of Attorney, and the S Corporation Tax Allocation and Indemnification Agreement by and among the Company and each of the shareholders of the Company and included as an exhibit to the Registration Statement (the "Tax Indemnification Agreement"); this Agreement constitutes a legal, valid and binding obligation of such Selling Shareholder, all authorizations and consents necessary for the execution and delivery of this Agreement, the Custody Agreement, the Power of Attorney, and the Tax Indemnification Agreement on behalf of such Selling Shareholder and for the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder have been given, except as may be required by the Securities Act or state securities laws; and such Selling Shareholder has the legal capacity and full right, power and authority to execute this Agreement, the Custody Agreement, the Power of Attorney, and the Tax Indemnification Agreement.

                (d) The performance of this Agreement, the Custody Agreement, the Power of Attorney, and the Tax Indemnification Agreement and the consummation of the transactions contemplated hereby and thereby by each of the Selling Shareholders will not result in a breach or violation of, or conflict with, any of the terms or provisions of, or constitute a default by such Selling Shareholder under, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which such Selling Shareholder or any of his properties is bound, or any statute, judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to such Selling Shareholder or any of his properties.

                (e) Such Selling Shareholder has not distributed nor will distribute any prospectus or other offering material in connection with the offer and sale of the Shares other than any Preliminary Prospectus filed with the Commission or the Final Prospectus or other material permitted by the Securities Act.

                (f) To the knowledge of such Selling Shareholder, the representations and warranties of the Company contained in Section 1 of
                                                                   ---------
        this Agreement are true and correct; such Selling Shareholder has reviewed and is familiar with the Registration Statement as originally filed with the Commission and the Preliminary Prospectus. To the knowledge of such Selling Shareholder, the Preliminary Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such Selling Shareholder is not prompted to sell the Shares to be sold by such Selling Shareholder's knowledge of any material non-public information concerning the Company or any of its subsidiaries.

                (g) At the time the Registration Statement becomes effective (i) such parts of the Registration Statement and any amendments and supplements thereto as specifically refer to such Selling Shareholder will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) such parts of the Effective Prospectus and Final Prospectus as specifically refer to such Selling Shareholder will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                (h) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory body, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement by such Selling Shareholder, and the consummation by him of the transactions herein contemplated (other than as required by the Securities Act, state securities laws and the
        NASD).

                (i) Any certificates signed by or on behalf of such Selling Shareholder as such and delivered to the Representatives or to counsel for the Representatives shall be deemed a representation and warranty by such Selling Shareholder to each Underwriter as to the matters covered thereby.

                (j) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder agrees to deliver to you prior to or at the First Closing Date (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                (k) Such Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in, or which might constitute or be expected to constitute, stabilization or manipulation of the price of the Common Stock.

                3. Purchase, Sale and Delivery of the Shares.
                   -----------------------------------------

                (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company and the Selling Shareholders, as set forth on Schedule I, agree to sell to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase at a purchase price of $__.__ per share, the number of Firm Shares set forth opposite such Underwriter's name in Schedule II hereto, plus such
                                            -----------
        additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to Section 9 hereof.
                                          ---------

                (b) The Company also grants to the Underwriters an option to purchase, solely for the purpose of covering over-allotments in the sale of Firm Shares, all or any portion of the Option Shares at the purchase price per share set forth above. The option granted hereby may be exercised as to all or any part of the Option Shares at any time (but only once) within 30 days after the date the Registration Statement becomes effective. The Underwriters shall not be under any obligation to purchase any Option Shares prior to the exercise of such option. The option granted hereby may be exercised by the Underwriters by giving written notice to the Company setting forth the number of Option Shares to be purchased and the date and time for delivery of and payment for such Option Shares and stating that the Option Shares referred to therein are to be used for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares. If such notice is given prior to the First Closing Date (as defined herein), the date set forth therein for such delivery and payment shall not be earlier than two full business days thereafter or the First Closing Date, whichever occurs later. If such notice is given on or after the First Closing Date, the date set forth therein for such delivery and payment shall not be earlier than three full business days thereafter. In either event, the date so set forth shall not be more than 15 full business days after the date of such notice. The date and time set forth in such notice is herein called the "Option Closing Date." Upon exercise of the option, the Company shall become obligated to sell to the Underwriters, and, subject to the terms and conditions herein set forth, the Underwriters shall become obligated to purchase, for the account of each Underwriter, from the Company, the number of Option Shares specified in such notice. Option Shares shall be purchased for the accounts of the Underwriters in proportion to the number of Firm Shares set forth opposite such Underwriter's name in Schedule II hereto, except that the respective purchase obligations of each Underwriter shall be adjusted so that no Underwriter shall be obligated to purchase fractional Option Shares.

                (c) Certificates in definitive form for the Firm Shares which each Underwriter has agreed to purchase hereunder shall be delivered by or on behalf of the Company and the Selling Shareholders to the Underwriters for the account of such Underwriter against payment by such Underwriter or on its behalf of the purchase price therefor by certified, official bank check or checks payable in same day funds to the order of the Company and the custodian for the Selling Shareholders at the offices of J.C. Bradford & Co. ("Bradford"), 330 Commerce Street, Nashville, Tennessee 37201, or at such other place as may be agreed upon by Bradford and the Company, at 10:00 A.M., Nashville time, on the third full business day after this Agreement becomes effective, or at such other time not later than the seventh full business day thereafter as the Representatives and the Company may determine, such time of delivery against payment being herein referred to as the "First Closing Date." The First Closing Date and the Option Closing Date are herein individually referred to as the "Closing Date" and collectively referred to as the "Closing Dates." Certificates in definitive form for the Option Shares which each Underwriter shall have agreed to purchase hereunder shall be similarly delivered by or on behalf of the Company on the Option Closing Date. The certificates in definitive form for the Shares to be delivered will be in good delivery form and in such denominations and registered in such names as Bradford may request not less than 48 hours prior to the First Closing Date or the Option Closing Date, as the case may be. Such certificates will be made available for checking and packaging at a location designated by Bradford, at least 24 hours prior to the First Closing Date or the Option Closing Date, as the case may be. It is understood that Bradford may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for the Shares to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

                4. Offering by the Underwriters. After the Registration
                   ----------------------------
Statement becomes effective, the several Underwriters propose to offer for sale to the public the Firm Shares and any Option Shares that may be sold at the price and upon the terms set forth in the Final Prospectus.

                5. Covenants of the Company. The Company covenants and agrees
                   ------------------------
with each of the Underwriters that:

                (a) The Company shall comply with the provisions of and make all requisite filings with the Commission pursuant to Rules 424 and 430A of the Rules and Regulations and notify the Representatives promptly (in writing, if requested) of all such filings. The Company shall notify the Representatives promptly of any request by the Commission for any amendment of or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus or for additional information; the Company shall prepare and file with the Commission, promptly upon the Representatives' request, any amendments of or supplements to the Registration Statement, the Effective Prospectus or the Final Prospectus which, in the Representatives' opinion, may be necessary or advisable in connection with the distribution of the Shares; and the Company shall not file any amendment of or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus which is not approved by the Representatives after reasonable notice thereof. The Company shall advise the Representatives promptly of the issuance by the Commission or any jurisdiction or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Preliminary Prospectus, the Effective Prospectus or the Final Prospectus or suspending the qualification of the Shares for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purpose; and the Company shall use its best efforts to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

                (b) The Company will take or cause to be taken, all necessary action and furnish to whomever the Representatives direct such information as may be reasonably required in qualifying the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate and will continue such qualifications in effect for as long as may be reasonably necessary to complete the distribution of the Shares provided, however, that in
                                                --------  -------
        connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction in which the Company is not currently so subject.

                (c) Within the time during which a Final Prospectus relating to the Shares is required to be delivered under the Securities Act, the Company shall comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and the Final Prospectus. If during such period any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Securities Act, the Company shall promptly notify the Representatives and shall amend the Registration Statement or supplement the Final Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                (d) The Company will furnish without charge to the Representatives and make available to the Underwriters copies of the Registration Statement (four of which shall be signed and shall be accompanied by all exhibits, including any that are incorporated by reference, which have not previously been furnished), each Preliminary Prospectus, the Effective Prospectus and the Final Prospectus, and all amendments and supplements thereto, including any prospectus or supplement prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Underwriters may reasonably request.

                (e) The Company will (i) deliver to the Representatives at such office or offices as the Representatives may designate as many copies of the Preliminary Prospectus and Final Prospectus as the Representatives may reasonably request, and (ii) for a period of not more than nine months after the Registration Statement becomes effective, send to the

        Underwriters as many additional copies of the Final Prospectus and any supplement thereto as the Representatives may reasonably request.

                (f) The Company shall make generally available to its security holders, in the manner contemplated by Rule 158(b) under the Securities Act, as promptly as practicable and in any event no later than 45 days after the end of its fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement.

                (g) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Final Prospectus and will timely file reports with the Commission in accordance with Rule 463 of the Securities Act or any successor provision.

                (h) During a period of three years from the effective date of the Registration Statement, or such longer period as the Representatives may reasonably request, the Company will furnish to the Representatives copies of all reports and other communications (financial or other) furnished by the Company to its shareholders and, as soon as available, copies of any reports or financial statements furnished or filed by the Company to or with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

                (i) The Company will, from time to time, after the effective date of the Registration Statement file with the Commission such reports as are required by the Securities Act, the Exchange Act and the Rules and Regulations, and shall also file with state securities commissions in states where the Shares have been sold by you (as the Representatives shall have advised the Company in writing) such reports as are required to be filed by the securities acts and the regulations of those states.

                (j) Except pursuant to this Agreement or with the prior written consent of the Representatives, for a period of 180 days from the effective date of the Registration Statement, the Company will not, and the Company has provided agreements executed by each of its executive officers and directors and all other beneficial owners of the Company's outstanding Common Stock, the form of which is attached hereto as Exhibit A, providing that for a period of 180 days from the effective date of the Registration Statement, such person or entity will not, directly or indirectly, offer for sale, sell, grant any options (other than pursuant to existing employee benefit plans and agreements, other existing compensation agreements and existing stock options), rights or warrants with respect to any shares of Common Stock, securities convertible into Common Stock or any other capital stock of the Company, or otherwise dispose of any shares of Common Stock or such other securities or capital stock; provided, however, that the Company may
                                     --------  -------
        during such period offer and issue shares of its Common Stock in connection with acquisitions approved by the Board of Directors, including but not limited to shares issued under the Company's shelf registration of 2,000,000 shares of Common Stock as described in the Effective Prospectus and Final Prospectus.

                (k) If at any time during the 25 day period after the Registration Statement is declared effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the Representatives' opinion, the market price for the Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Final Prospectus), the Company will, after written notice from you advising it as to the effect set forth above, prepare, consult with the Representatives concerning the substance of and disseminate a press release or other public statement, reasonably satisfactory to the Representatives, responding to or commenting on such rumor, publication or event.

                (l) Neither the Company nor any of its officers, directors or affiliates will take, directly or indirectly, any action designed to cause or result in, or which might constitute or be expected to constitute, stabilization or manipulation of the price of the Common Stock.

                6. Expenses.  Each of the Company and the Selling Shareholders
                   --------
agrees with the Underwriters that (a) whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company will pay all fees and expenses incident to the performance of the obligations of the Company and the Selling Shareholders hereunder, including, but not limited to, (i) the Commission's registration fee, (ii) the expenses of printing (or reproduction) and distributing the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), each Preliminary Prospectus, the Effective Prospectus, the Final Prospectus, any amendments or supplements thereto, and this Agreement and other underwriting documents, including Underwriters' Questionnaires, Underwriters' Powers of Attorney, Blue Sky Memoranda, Agreements Among Underwriters and Selected Dealer's Agreement, (iii) fees and expenses of accountants and counsel for the Company and the Selling Shareholders, (iv) expenses of registration or qualification of the Shares under state Blue Sky and securities laws, including the fees and disbursements of counsel to the Underwriters in connection therewith, (v) filing fees paid or incurred by the Underwriters and related fees and expenses of counsel to the Underwriters in connection with filings with the NASD, (vi) expenses of registration of the outstanding shares of Common Stock on the Nasdaq National Market, (vii) all travel, lodging and reasonable living expenses incurred by the Company in connection with marketing, dealer and other meetings attended by the Company and the Underwriters in marketing the Shares, (viii) the costs and charges of the Company's transfer agent and registrar and the cost of preparing the certificates for the Shares, and (ix) all other costs and expenses incident to the performance of their obligations hereunder not otherwise provided for in this Section; and (b) all of the out-of-pocket expenses, including counsel fees, disbursements and expenses, incurred by the Underwriters in connection with investigating, preparing to market and marketing the Shares and proposing to purchase and purchasing the Shares under this Agreement, will be borne and paid by the Company if the sale of the Shares provided for herein is not consummated
(i) by reason of the termination of the Agreement by the Company pursuant to
Section 14(a)(i), or (ii) by reason of the termination of the Agreement by the Representatives pursuant to Section 14(b)(ii) or because of any failure or refusal on the part of the Company or any Selling Shareholder to comply with the terms or fulfill any of the conditions of this Agreement.

                The provisions of this Section shall not affect any agreement that the Company and the Selling Shareholders may have for the sharing of such costs and expenses; provided, however, that the Underwriters may deem the Company to be the primary obligor with respect to all costs, fees, and expenses to be paid by the Company and the Selling Shareholders.

                7. Conditions of the Underwriters' Obligations.  The respective
                   -------------------------------------------
obligations of the Underwriters to purchase and pay for the Firm Shares and Option Shares shall be subject, in their discretion, to the accuracy of the representations and warranties of the Company and the Selling Shareholders herein as of the date hereof and as of the Closing Date as if made on and as of the Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of all of their covenants and agreements hereunder and to the following additional conditions:

                (a) The Registration Statement and all post-effective amendments thereto shall have become effective not later than 5:30 P.M., Washington, D.C. time, on the day following the date of this Agreement, or such later time and date as shall have been consented to by the Representatives and all filings required by Rules 424 and 430A of the Rules and Regulations shall have been made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Underwriters, shall be contemplated by the Commission; any request of the Commission for additional information (to be included in the Registration Statement or the Final Prospectus or otherwise) shall have been complied with to your satisfaction; and the NASD, upon review of the terms of the public offering of the Shares, shall not have objected to such offering, such terms or the Underwriters' participation in the same.

                (b) No Underwriter shall have advised the Company that the Registration Statement, Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or any supplement thereto, contains an untrue statement of fact which, in your judgment, is material, or omits to state a fact which, in the Representatives' judgment, is material and is required to be stated therein or necessary to make the statements therein not misleading and the Company shall not have cured such untrue statement of fact or stated a statement of fact required to be stated therein.

                (c) The Representatives shall have received an opinion, dated the Closing Date, from Nelson, Mullins, Riley & Scarborough, L.L.P., counsel for the Company, to the effect that:

                        (i) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Georgia, with corporate power and authority to own, lease and operate its properties and conduct its business as now conducted, and is duly qualified to do business as a foreign corporation in good standing in all jurisdictions where failure to so qualify would have a material adverse effect on the Company and its subsidiaries, taken as a whole. The Company holds all material licenses, certificates, permits, franchises and authorizations from governmental authorities that are material to the conduct of its business in all locations in which such business is currently being conducted; provided, however, this opinion
                                               --------  -------
        shall be limited to the federal laws of the United States and the internal laws of the States in which such counsel is licensed to practice law.

                        (ii) Each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with the corporate power and authority to own, lease and operate its properties and conduct its business as now conducted, and is duly qualified to do business as a foreign corporation in good standing in all jurisdictions where the failure to so qualify would have a material adverse effect upon the Company and its subsidiaries, taken as a whole. Each subsidiary holds all material licenses, certificates, permits, franchises and authorizations from governmental authorities that are material to the conduct of its business in all locations in which such business is currently being conducted; provided, however, this opinion shall be
                                   --------  -------
        limited to the federal laws of the United States and the internal laws of the States in which such counsel is licensed to practice law. All of the issued and outstanding shares of capital stock of the Company's corporate subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned beneficially and of record by the Company, and, except as described in the Effective Prospectus and Final Prospectus, free and clear of liens, claims, encumbrances, security interests, voting trusts or other defects of title whatsoever.

                        (iii) As of the dates specified therein, the Company had authorized and issued capital stock as set forth under the caption "Capitalization" in the Final Prospectus. All of the outstanding shares of Common Stock (including the shares to be sold by the Selling Shareholders) have been duly authorized and are validly issued, fully paid and nonassessable, and the Shares to be sold by the Company have been duly authorized, and upon issuance thereof and payment therefor as provided herein, will be validly issued, fully paid and nonassessable; none of the issued shares have been issued in violation of or subject to any preemptive rights provided for by law or by the Company's articles of incorporation. Except as described in the Effective Prospectus and Final Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the transfer of, the Shares pursuant to the Company's articles of incorporation, bylaws or other governing documents or pursuant to any agreement or other instrument to which the Company is a party or by which it may be bound. Neither the filing of the Registration Statement nor the offer or sale of the Shares as contemplated by this Agreement gives rise to any rights other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock or any other securities of the Company. The Underwriters will receive good and marketable title to the Shares to be issued and delivered by the Company pursuant to this Agreement, free and clear of all liens, encumbrances, claims, security interests, restrictions, shareholders agreements and voting trusts whatsoever. The capital stock of the Company and the Shares conform to the description thereof contained in the Final Prospectus.

                        (iv) No consent, approval, authorization or order of any court or governmental agency or body or to the knowledge of such counsel, any third party is required for the performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except such as have been obtained under the Securities Act and such as may be required by the NASD and under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters, as to which such counsel need not express an opinion. The performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not conflict with or result in a breach or violation by the Company of any of the terms or provisions of, or constitute a default by the Company under, any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company is a party or to which the Company or its properties is subject, the articles of incorporation or bylaws of the Company, any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body known to such counsel to be applicable to the Company or any of its subsidiaries or their properties; provided, however, that such counsel
                                          --------  -------
        need not express any opinion under this paragraph as to compliance with federal securities laws (certain aspects of which are covered elsewhere in this Agreement) or as to compliance with the Securities or Blue Sky laws of any jurisdiction.

                        (v) The Company has full corporate, power and authority to enter into this Agreement and to issue, sell and deliver the Shares to be sold by it to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance or similar laws from time to time in effect affecting the enforcement of creditors' rights.

                        (vi) To the knowledge of such counsel, except as described in the Final Prospectus, there is not pending or threatened, any action, suit, proceeding, inquiry or investigation, to which the Company is a party, or to which the property of the Company is subject, before or brought by any court or governmental agency or body, which, if determined adversely to the Company, could result in any material adverse change in the business, financial position, net worth or results of operations, or could materially adversely affect the properties or assets, of the Company and its subsidiaries, taken as a whole.

                        (vii) To the knowledge of such counsel, no default exists, and no event has occurred which with notice or after the lapse of time to cure or both, would constitute a default, in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company is a party or to which it or its properties are subject, or of the articles of incorporation or bylaws of the Company, which default a event would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                        (viii) To the knowledge of such counsel, the Company is not in violation of any law, ordinance, administrative or governmental rule or regulation of Georgia or the United States applicable to the Company or any decree of any court or governmental agency or body having jurisdiction over the Company which would have a material adverse effect on the Company.

                        (ix) The Registration Statement and all post-effective amendments thereto have become effective under the Securities Act, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated by the Commission. All filings required by Rules 424 and 430A of the Rules and Regulations have been made; the Registration Statement, the Effective Prospectus and Final Prospectus, and any amendments or supplements thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations (other than the financial statements, data and schedules and the content of the written information furnished to the Company pursuant to Section 9(g) of this Agreement contained therein, as to which counsel need not express any opinion); the descriptions in the Registration Statement, the Effective Prospectus and the Final Prospectus of statutes, regulations, legal and governmental proceedings, and contracts and other documents are accurate in all material respects and present fairly the information required to be stated; and such counsel does not know of any pending or threatened legal or governmental proceedings, statutes or regulations required to be described in the Final Prospectus which are not described as required nor of any contracts or documents of a character required to be described in the Registration Statement or the Final Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

                In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, the Effective Prospectus and the Final Prospectus or any amendment or supplement thereto contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made (except that such counsel need express no view as to financial statements, schedules and other financial information included therein).

                (d) The Representatives shall have received an opinion, dated the Closing Date, of Nelson, Mullins, Riley & Scarborough, L.L.P. counsel for the Selling Shareholders, to the effect that:

                        (i) This Agreement, the Custody Agreement, the Power of Attorney and the Tax Indemnification Agreement have been duly executed and delivered by or on behalf of each of the Selling Shareholders and constitute valid and binding agreements of such Selling Shareholders in accordance with their terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect affecting the enforcement of creditors' rights.

                        (ii) The sale of the Shares to be sold by each Selling Shareholder hereunder and the compliance by such Selling Shareholder with all of the provisions of this Agreement, the Custody Agreement, the Power of Attorney and the Tax Indemnification Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, or any statute, order, rule or regulation of any court or governmental agency or body known to such counsel to be applicable to such Selling Shareholder or the property of such Selling Shareholder; provided, however, that such
                                              --------  -------
        counsel need not express any opinion under this paragraph as to compliance with federal securities laws (certain aspects of which are covered elsewhere in this Agreement) or as to compliance with the Securities or Blue Sky laws of any jurisdiction.

                        (iii) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by each Selling Shareholder hereunder, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters, as to which such counsel need express no opinion.

                        (iv) To the knowledge of such counsel, there are no facts which would cause any Selling Shareholder to lack the legal capacity and the full right, power and authority to sell, transfer and deliver such Shares pursuant to this Agreement. Each of the Selling Shareholders is the registered holder of the Shares as described in the Registration Statement. Upon delivery of the Shares and payment of the consideration therefore pursuant to this Agreement, the Underwriters will acquire all the rights of the Selling Shareholders in such Shares free of: (A) any adverse claim, any lien in favor of the Company, and any restrictions of transfer imposed by the Company, assuming the Underwriters purchase such Shares in good faith and without notice of any adverse claim (within the meaning of Section 8-302 of the Uniform Commercial Code as in effect in the State of Georgia (the "UCC")); (B) any perfected security interest under the UCC; and (C) to the best knowledge of such counsel, any other security interest, claims, liens, equities and other encumbrances.

                The opinions to be rendered pursuant to paragraphs (c) and (d) may be limited to federal law, and as to state law matters, to the laws of the states in which such counsel is admitted to practice.

                (e) The Underwriters shall have received an opinion or opinions, dated the Closing Date, of Latham & Watkins, counsel for the Underwriters, with respect to the Registration Statement and the Final Prospectus, and such other related matters as the Underwriters may require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                (f) The Representatives shall have received from Arthur Andersen LLP, a letter dated the date hereof and, at the Closing Date, a second letter dated the Closing Date, in form and substance satisfactory to the Representatives, stating that they are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable Rules and Regulations, and to the effect that:

                        (i) In their opinion, the consolidated financial statements examined by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published Rules and Regulations and are presented in accordance with generally accepted accounting principles; and they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of selected financial data and/or condensed financial statements derived from audited financial statements of the Company;

                        (ii) The unaudited selected financial information included in the Preliminary Prospectus and the Final Prospectus under the captions "PROSPECTUS SUMMARY" and "SELECTED CONSOLIDATED FINANCIAL DATA" for each of the fiscal years ended December 31, 1992, 1993 and 1994 and for the nine months ended September 30, 1996 and September 30, 1997, agrees with the corresponding amounts in the unaudited consolidated financial statements from which data was derived;

                        (iii) On the basis of a reading of the latest available interim consolidated financial statements (unaudited) of the Company, a reading of the minute books of the Company, inquiries of officials of the Company responsible for financial and accounting matters and other specified procedures, all of which have been agreed to by the Representatives, nothing came to their attention that caused them to believe that:

                                (A)  the amounts included in the Preliminary
        Prospectus and the Final Prospectus under the captions "PROSPECTUS SUMMARY" and "SELECTED CONSOLIDATED FINANCIAL DATA" for the three fiscal years ended December 31, 1992, 1993 and 1994 and for the nine months ended September 30, 1996 and September 30, 1997, do not agree with the corresponding amounts in the unaudited consolidated financial statements from which data was derived;

                                (B) the unaudited pro forma financial
        information included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules and Regulations or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of the pro forma information.

                                (C) at a specified date not more than five days prior to the date of delivery of each respective letter, there was any change in the capital stock, decline in shareholders' equity or increase in long-term debt and capital lease obligations of the Company, in each case as compared with amounts shown in the latest consolidated balance sheet included in the Final Prospectus, except in each case for changes, decreases or increases which the Final Prospectus discloses have occurred or may occur or which are described in such letters; and

                                (D) for the period from the closing date of the latest consolidated statements of operations included in the Effective Prospectus and the Final Prospectus to a specified date not more than five days prior to the date of delivery of each respective letter, there were any decreases in total revenues, net income, pro forma net income, and pro forma net income per share of the Company, in each case as compared with the corresponding period of the preceding year, except in each case for decreases which the Final Prospectus discloses have occurred or may occur or which are described in such letter.

                        (iv) They have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information specified by you which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Effective Prospectus and the Final Prospectus and have compared and agreed such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries or to analyses and schedules prepared by the Company from its detailed accounting records.

In the event that the letters to be delivered referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that the Underwriters shall have determined, after discussions with officers of the Company responsible for financial and accounting matters and with Arthur Andersen LLP, that such changes, decreases or increases as are set forth in such letters do not reflect a material adverse change in the shareholders' equity or long-term debt of the Company as compared with the amounts shown in the latest consolidated balance sheets of the Company included in the Final Prospectus, or a material adverse change in total net revenues or net income of the Company, in each case as compared with the corresponding period of the prior year.

                (g) There shall have been furnished to the Representatives a certificate, dated the Closing Date and addressed to you, signed by the Chief Executive Officer and by the Chief Financial Officer of the Company to the effect that:

                        (i) the representations and warranties of the Company in
        Section 1 of this Agreement are true and correct, as if made at and as
        ---------
        of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                        (ii) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been initiated or are pending, or to their knowledge, threatened under the Securities Act;

                        (iii) all filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made;

                        (iv) they have carefully examined the Registration Statement, the Effective Prospectus and the Final Prospectus, and any amendments or supplements thereto, and such documents do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

                        (v) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus which has not been so set forth.

                (h) The representations and warranties of each Selling Shareholder in Section 2 of this Agreement shall be true and correct as
                       ---------
        of the Closing Date and such Selling Shareholders shall deliver to the Representatives a certificate to that effect, dated the Closing Date, signed by each such Selling Shareholder or such Selling Shareholder's duly appointed Attorney-in-Fact.

                (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus, and except as stated therein, neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any court or governmental action, order or decree, or become a party to or the subject of any litigation which is material to the Company and its subsidiaries taken as a whole, nor shall there have been any material adverse change, or any development involving a prospective material adverse change, in the business, properties, key personnel, capitalization, net worth, results of operations or condition (financial or other) of the Company and its subsidiaries taken as a whole, which loss, interference, litigation or change, in the Representatives' judgment shall render it unadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to proceed with the delivery of the Shares.

                (j) The Shares shall have been approved for listing upon notice of issuance on the Nasdaq National Market.

                (k) At or prior to the First Closing Date, the Tax Indemnification Agreement, by and among the Company and each of the Selling Shareholders, in the form included as an exhibit to the Registration Statement at the time the Registration Statement was declared effective by the Commission, or in such other form as shall be acceptable to the Representatives, shall have been executed and delivered by the parties thereto.

                All such opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory to the Representatives and their counsel. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives shall reasonably request.

                The respective obligations of the Underwriters to purchase and pay for the Option Shares shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Shares, except that all references to the "Closing Date" shall be deemed to refer to the Option Closing Date, if it shall be a date other than the Closing Date.

                8. Condition of the Company's and the Selling Shareholders'
                   --------------------------------------------------------
Obligations. The obligations hereunder of the Company and the Selling
-----------
Shareholders are subject to the condition set forth in Section 7(a) hereof.

                9. Indemnification and Contribution.
                   --------------------------------

                (a) The Company agrees to indemnify and hold harmless you and each Underwriter, the directors, officers, employees and agents of each Underwriter, and each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act (such directors, officers, employees and agents of, and persons who control, any Underwriters are individually referred to herein as a "controlling person" and collectively referred to herein as "controlling persons"), from and against any and all losses, claims, damages, liabilities or expenses (including reasonable attorneys' fees and reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, or in any application filed under any Blue Sky Law or other document executed by the Company for that purpose or based upon written information furnished by the Company and filed in any state or other jurisdiction in order to qualify any or all of the Shares under the securities laws thereof (any such document, application or information being hereinafter called a "Blue Sky Application"), or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission which has been made in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto or in any Blue Sky Application, or omitted therefrom, in reliance upon and in conformity with written information furnished to the Company pursuant to Section 9(g) of this Agreement.

                (b) Each of the Selling Shareholders, severally and not jointly, agrees to indemnify and hold harmless you and each controlling person, from and against any and all losses, claims, damages, liabilities or expenses (including reasonable attorneys' fees and reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that a Selling Shareholder shall only be
                    --------  -------
        liable in his capacity as a Selling Shareholder pursuant to the foregoing portion of this clause 9(b) to the extent that any statements in or omissions or alleged omissions to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, are based upon information furnished to the Company by such Selling Shareholder specifically for use therein or to the extent that such Selling Shareholder has failed to bring to the attention of the Underwriters anything that has come to the attention of such Selling Shareholder (or solely with respect to Ms. Monroe-Chase and Mr. Strassman, any matter that either such person knew or should have known in such person's capacity as a principal shareholder and director of the Company) to cause such Selling Shareholder to believe that there is any untrue statement relating to the Company required to be stated therein or necessary to make the statements therein not misleading; and further
                                                                     -------
        provided, that the Selling Shareholders shall not be liable pursuant to
        --------
        the foregoing portion of this clause 9(b) to the extent that such losses, claims, damages, liabilities or expenses arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission which has been made in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto or in any Blue Sky Application, or omitted therefrom, in reliance upon and in conformity with (x) written information furnished to the Company pursuant to Section 9(g) of this Agreement, and (y) with respect only to the liability of any Selling Shareholder under this Section 9, written information furnished to the
                               ---------
        Company by and on behalf of another Selling Shareholder for use in connection with the preparation of the Registration Statement and the Prospectus; and provided further, that the indemnity obligation of each
                        -------- -------
        Selling Shareholders shall not exceed the net proceeds received by such Selling Shareholder in the Offering from the sale by such Selling Shareholder of the Shares set forth in Schedule I.
                                               ----------

                (c) This indemnity agreement is subject to the condition that, insofar as such losses, claims, damages, liabilities or expenses relate to any such untrue statement, alleged untrue statement, omission or alleged omission made in a Preliminary Prospectus that is corrected in the Final Prospectus, such indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting such losses, liabilities, claims, damages or expenses purchased the Shares in the offering (or to the benefit of any controlling person of such Underwriter), if (i) such Underwriter failed to deliver a copy of the Prospectus to such person at or prior to the time such delivery is required by the Act, unless such failure was due to the failure by the Company to provide copies of the Prospectus to such Underwriter; and
        (ii) the delivery of such Prospectus would have constituted a complete defense to the losses, claims, damages, liabilities or expenses asserted by such person. Notwithstanding the foregoing provisions of this
        Section 9, the parties agree that the indemnification obligations of
        ---------
        each Selling Shareholder under this Section 9, with respect to any
                                            ---------
        matter that such Selling Shareholder and the Company are both required to indemnify the Underwriters hereunder, shall be subject to the determination by you, on behalf of the Underwriters, that in your reasonable commercial judgment, the Company is or may be unable to discharge fully its obligations to the Underwriters hereunder. To the extent the Company is or may be able, in your reasonable commercial judgment, to discharge the Company's obligations to the Underwriters with respect to any matter that the Company is required to indemnify the Underwriters hereunder, the Underwriters shall to such extent, first seek indemnification from the Company.

                (d) Each Underwriter will indemnify and hold harmless the Selling Shareholders and the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities to which the Company, the Selling Shareholders, or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, or any Blue Sky Application, or arise out of or are based upon the omission or the alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto or any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and in the first and third paragraphs under the caption "Underwriting" in any Preliminary Prospectus and in the Effective Prospectus and the Final Prospectus);

                (e) Promptly after receipt by an indemnified party under this
        Section 9 of notice of the commencement of any action, including
        ---------
        governmental proceedings, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
        Section 9 notify the indemnifying party of the commencement thereof; but
        ---------
        the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against
                        ---------
        any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 9 for
                                                                ---------
        any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation except that the indemnified party shall have the right to employ separate counsel if, in its reasonable judgment, it is advisable for the indemnified party to be represented by separate counsel, and in that event the fees and expenses of separate counsel shall be paid by the indemnifying party, provided, however, that in no
                                                 --------  -------
        event shall the indemnifying parties be required to pay legal fees and expenses under this indemnity agreement for more than one firm of attorneys (in addition to local counsel) for the indemnified parties in any one legal action or group of related legal actions.

                (f) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding part of this Section 9 is for any reason held to be
                               ---------
        unavailable to the Underwriters, the Company, or the Selling Shareholders or is insufficient to hold harmless an indemnified party, then the Company and the Selling Shareholders shall contribute to the damages paid by the Underwriters, and the Underwriters shall contribute to the damages paid by the Company and the Selling Shareholders provided; however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Shares (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The Company, the Selling Shareholders and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose). No Underwriter or person controlling such Underwriter shall be obligated to make contribution hereunder which in the aggregate exceeds the underwriting discount applicable to the Shares purchased by such Underwriter under this Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same or any similar claim. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Company.

                (g) The information set forth in the first sentence of the last paragraph on the outside front cover page of the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus concerning the terms of the offering by the Underwriters; the last paragraph on page 2 of the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus concerning stabilization and over-allotment by the Underwriters; the list of names of the Underwriters and the number of shares of Common Stock to be purchased by each such Underwriter appearing on page 50 of the Final Prospectus; and the third and eighth paragraphs of text under the caption "Underwriting" in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus concerning the terms of offering by the Underwriters, constitute all of the information furnished to the Company by and on behalf of the Underwriters for use in connection with the preparation of the Registration Statement, the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus, as such information is referred to in this Agreement.

                10. Default of Underwriters. If any Underwriter defaults in its
                    -----------------------
obligation to purchase Shares hereunder and if the total number of Shares which such defaulting Underwriter agreed but failed to purchase is ten percent or less of the total number of Shares to be sold hereunder, the non-defaulting Underwriters shall be obligated severally to purchase (in the respective proportions which the number of Shares set forth opposite the name of each non-defaulting Underwriter in Schedule II hereto bears to the total number of Shares
                          -----------
set forth opposite the names of all the non-defaulting Underwriters), the Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter so defaults and the total number of Shares with respect to which such default or defaults occur is more than ten percent of the total number of Shares to be sold hereunder, and arrangements satisfactory to the other Underwriters, the Company and the Selling Shareholders for the purchase of such Shares by other persons (who may include the non-defaulting Underwriters) are not made within 36 hours after such default, this Agreement, insofar as it relates to the sale of the Shares, will terminate without liability on the part of the non-defaulting Underwriters, the Company, or the Selling Shareholders except for (i) the provisions of Section 9 hereof, and (ii) the expenses to be
                                 ---------
paid or reimbursed by the Company pursuant to Section 6. As used in this
                                              ---------
Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10. Nothing herein shall relieve a defaulting
                       ----------
Underwriter from liability for its default.

                11. Default by the Selling Shareholders. If the Selling
                    -----------------------------------
Shareholders shall fail to sell and deliver the number of Firm Shares that the Selling Shareholders are obligated to sell, the Representatives may, at their option, by notice to the Company, either (a) require the Company to sell and deliver such number of shares of Common Stock as to which the Selling Shareholders have defaulted, or (b) elect to purchase the Firm Shares and the Option Shares that the Company and the non-defaulting Selling Shareholders have agreed to sell pursuant to this Agreement.

                In the event of a default under this Section that does not result in the termination of this Agreement, either the Representatives or the Company shall have the right to postpone the First Closing Date or Option Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. No action taken pursuant to this Section shall relieve the Company or the Selling Shareholder so defaulting from liability, if any, in respect of such default.

                12. Survival Clause. The respective representations, warranties,
                    ---------------
agreements, covenants, indemnities and other statements of the Selling Shareholders and the Company, its officers and the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person, (ii) any termination of this Agreement and (iii) delivery of and payment for the Shares.

                13. Effective Date. This Agreement shall become effective at
                    --------------
whichever of the following times shall first occur: (i) at 11:30 A.M., Washington, D.C. time, on the next full business day following the date on which the Registration Statement becomes effective or (ii) at such time after the Registration Statement has become effective as the Representatives shall release the Firm Shares for sale to the public; provided, however, that the provisions of Sections 7, 9, 12 and 13 hereof shall at all times be effective. For purposes
   ----------  -  --     --
of this Section 13, the Firm Shares shall be deemed to have been so released
        ----------
upon the release by the Representatives for publication, at any time after the Registration Statement has become effective, of any newspaper advertisement relating to the Firm Shares or upon the release by the Representatives of telegrams offering the Firm Shares for sale to securities dealers, whichever may occur first.

                14. Termination.
                    -----------

                (a) The Company's obligations under this Agreement may be terminated by the Company by notice to the Representatives (i) at any time before it becomes effective in accordance with Section 13 hereof or
                                                            ----------
        (ii) in the event that the condition set forth in Section 8 shall not have been satisfied at or prior to the First Closing Date.

                (b) This Agreement may be terminated by the Representatives by notice to the Company (i) at any time before it becomes effective in accordance with Section 13 hereof; (ii) in the event that at or prior to
                        ----------
        the First Closing Date the Company or any Selling Shareholder shall have failed, refused or been unable to perform any agreement on the part of the Company or such Selling Shareholder to be performed hereunder or any other condition to the obligations of the Underwriters hereunder is not fulfilled; (iii) if at or prior to the Closing Date trading in securities on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or materially limited or minimum or maximum prices shall have been established on either of such Exchanges or such market, or a banking moratorium shall have been declared by Federal or state authorities; (iv) if at or prior to the Closing Date trading in securities of the Company shall have been suspended; or (v) if there shall have been such a material change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in your reasonable judgment, makes it inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to proceed with the delivery of the Shares.

                (c) Termination of this Agreement pursuant to this Section 13
                                                                   ----------
        shall be without liability of any party to any other party other than as provided in Sections 6 and 9 hereof.
                    ----------     -

                15. Notices. All communications hereunder shall be in writing
                    -------
and, if sent to any of the Underwriters, shall be mailed or delivered or telegraphed and confirmed in writing to the Representatives in care of J.C. Bradford & Co., J.C. Bradford Financial Center, 330 Commerce Street, Nashville, Tennessee 37201, Attention: Thomas C. Wylly, II, with a copy to Eric A. Stern, Esq., Latham & Watkins, 1001 Pennsylvania Avenue, N.W., Washington, D.C. 20004; or if sent to the Company or the Selling Shareholders shall be mailed, delivered or telegraphed and confirmed in writing to the Company at 2000 Pennsylvania Avenue, N.W., Suite 7650, Washington, D.C. 20006 Attention: Timothy Mann, Jr., with a copy to Glenn W. Sturm, Esq., Nelson, Mullins, Riley & Scarborough, L.L.P., First Union Plaza, Suite 1400, 999 Peachtree St., N.E. Atlanta, Georgia 30309.

                16. Miscellaneous. This Agreement shall inure to the benefit of
                    -------------
and be binding upon the several Underwriters, the Company, the Selling Shareholders and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Company, the Selling Shareholders and the several Underwriters and for the benefit of no other person except that (i) the representations and warranties of the Company and the Selling Shareholders contained in this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Securities Act, and (ii) the indemnities by the Underwriters shall also be for the benefit of the directors of the Company, officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Securities Act. No purchaser of Shares from any Underwriter will be deemed a successor because of such purchase. The validity and interpretation of this Agreement shall be governed by the laws of the State of Tennessee. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. You hereby represent and warrant to the Company and the Selling Shareholders that you have authority to act hereunder on behalf of the several Underwriters, and any action hereunder taken by you will be binding upon all the Underwriters.

                If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company, each of the Selling Shareholders and each of the several Underwriters.

                                Very truly yours,

                                ACSYS, INC.

                                By:
                                    ------------------------------------------
                                    Timothy Mann, Jr., Chief Executive Officer


                                SELLING SHAREHOLDERS

                                By:
                                    ------------------------------------------
                                    Attorney-in-Fact for each of the Selling
                                    Shareholders listed in Schedule I hereto

Confirmed and accepted as of the
date first above written.

J.C. BRADFORD & CO.
JANNEY MONTGOMERY SCOTT INC.
     For themselves and as Representatives
     of the several Underwriters


By:
    ------------------------
    Title:

                                  SCHEDULE I
                             SELLING SHAREHOLDERS

                                             Number of Firm
          Name                              Shares to be Sold
-------------------------------           ---------------------
Selling Shareholders

        Mark E. Strassman                       90,000
        Beth Monroe-Chase                       20,000
        Rosemarie Mahoney                       50,000
        Kevin W. Cole                          100,000
        Teresa Gordon                           15,000
        Edward Turner                           25,000
        Stephen S. Tutwiler                     20,000

                TOTAL                          320,000
                                               =======

                                  SCHEDULE II
                                 UNDERWRITERS

                                               Number of Firm
             Underwriter                  Shares to Be Purchased
-----------------------------------       ----------------------
J.C. Bradford & Co.
Janney Montgomery Scott Inc.




TOTAL                                            2,750,000
                                                 =========

                                   EXHIBIT A

                                (see attached)

                                       32